Exhibit 99.2

O c t ob e r 202 0 Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 1

This presentation (together with oral statements made in connection herewith, this “Presentation”) contains selected confidential information about Momentus Inc . (“Momentus”) and Stable Road Acquisition Corp . (“Stable Road” or “SRAC”) . By participating in this Presentation, you expressly agree to keep confidential all otherwise non - public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials . You also agree not to distribute, disclose or use such information for any purpose, other than for the purpose of your firm’s participation in the potential financing and to return to Momentus and Stable Road, delete or destroy this Presentation upon request . You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information . This Presentation relates to the potential financing of a portion of the contemplated transaction through a private placement of Stable Road’s Class A common stock . This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended . This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product . Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933 , as amended (the “Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512 (c) . Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Act . Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . Neither Momentus nor Stable Road is making an offer of the Securities in any state where the offer is not permitted . NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE . Information contained in this Presentation concerning Momentus’ industry and the markets in which it operates, including Momentus’ general expectations and market position, market opportunity and market size, is based on information from Momentus management’s estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties . In some cases, we may not expressly refer to the sources from which this information is derived . Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and Momentus’ knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable . In addition, assumptions and estimates of Momentus’ and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause Momentus’ future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates . Stable Road and Momentus own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Stable Road or Momentus, or an endorsement or sponsorship by or of Stable Road or Momentus . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Stable Road or Momentus will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 2

This Presentation contains estimated or projected financial information with respect to Momentus, namely Momentus’ projected revenue, customer demand, market share, EBITDA, EBITDA margin and free cash flow for 2020 - 2027 . Such estimated or projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “forward - looking statements” paragraph below . Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved . Neither the independent auditors of Stable Road nor the independent registered public accounting firm of Momentus, audited, reviewed, compiled, or performed any procedures with respect to the estimates or projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Act . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by Stable Road with the Securities and Exchange Commission (the “SEC”) . Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA margin and free cash flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Stable Road and Momentus believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Momentus’ financial condition and results of operations . Stable Road and Momentus believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends . Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Momentus’ financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . Nothing herein should be construed as legal, financial, tax or other advice . You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs . If the contemplated business combination is pursued, Stable Road will be required to file a proxy statement and other relevant documents with the SEC . Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about Stable Road, Momentus and the contemplated business combination . Stockholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about Stable Road, Momentus and the contemplated business combination, without charge, at the SEC’s website located at www . sec . gov . Stable Road and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Stable Road’s stockholders in respect of the contemplated business combination and the other matters set forth in the definitive proxy statement . Information regarding Stable Road’s directors and executive officers is available under the heading “Directors, Executive Officers and Corporate Governance” in its Annual Report on Form 10 - K for the year ended December 31 , 2019 filed with the SEC on March 26 , 2020 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the contemplated business combination when it becomes available . Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 3

Forward Looking Statements This Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Momentus’ and Stable Road’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Momentus and Stable Road . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Stable Road or Momentus is not obtained ; failure to realize the anticipated benefits of the proposed business combination ; risks relating to the uncertainty of the projected financial information with respect to Momentus ; risks related to the rollout of Momentus’ business and the timing of expected business milestones ; the effects of competition on Momentus’ future business ; level of product service or product failures that could lead customers to use competitors’ services ; developments and changes in laws and regulations, including increased regulation of the space transportation industry ; the impact of significant investigative, regulatory or legal proceedings ; the amount of redemption requests made by Stable Road’s public stockholders ; the ability of Stable Road or the combined company to issue equity or equity - linked securities in connection with the proposed business combination or in the future, and those factors discussed in Stable Road’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 and Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2020 , in each case, under the heading “Risk Factors,” and other documents of Stable Road filed, or to be filed, with the Securities and Exchange Commission (“SEC”) . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither Stable Road nor Momentus presently know or that Stable Road and Momentus currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Stable Road’s and Momentus’ expectations, plans or forecasts of future events and views as of the date of this Presentation . Stable Road and Momentus anticipate that subsequent events and developments will cause Stable Road’s and Momentus’ assessments to change . However, while Stable Road and Momentus may elect to update these forward - looking statements at some point in the future, Stable Road and Momentus specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Stable Road’s and Momentus’ assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Neither Momentus, Stable Road, nor any of their respective affiliates have any obligation to update this Presentation . Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness . This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Momentus and Stable Road . Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 4

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of ▪ Stable Road (NASDAQ: SRAC) is a publicly listed special purpose acquisition company with ~$173M cash held in trust ▪ Raised $175M in PIPE commitments, including at least $10 million from Stable Road, before transaction announcement ▪ PF enterprise value of $1.2B with well capitalized balance sheet ▪ Implies an attractive valuation versus peer averages (~80% discount to relative value) ▪ Post - transaction, Momentus will have ~$310M in cash to enhance operations, growth and path to profitability ▪ No additional capital needs expected prior to achieving profitability ▪ ~75% existing Momentus shareholders, ~14% SPAC and founder shares, ~12% PIPE investors Note: Assumes no redemptions from SPAC investors. Juan M. Quiroga Chief Investment Officer Brian Kabot Chairman & CEO Dawn Harms Chief Revenue Officer Rob Schwarz Chief Technology Officer Mikhail Kokorich Founder & CEO Fred Kennedy President Jikun Kim Chief Financial Officer Alex Wicks Chief Development Officer Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 1. For additional details on transaction valuation, please refer to slide 33 5

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of $2 $19 $152 $598 $ 1 ,200 $ 1 ,960 $ 2 ,987 $ 4 ,035 ƒ ‒ – first hub and spoke model of space, providing last mile delivery in partnership with key launchers, such as SpaceX ‒ – hosted payload services that significantly decrease the cost of developing, launching and maintaining satellites - – maintaining, repairing and refueling satellites in orbit ƒ that significantly reduces costs and is reusable ▪ Successfully tested water based propulsion technology on a demo flight launched mid - 2019 – is still operational today ▪ Founded in 2017 in Santa Clara, California 1. 14 US and PCT patent applications that describe 70 distinct ideas Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 2. Including non - binding options with deposits pre - paid 6

SIGNIFICANT AEROSPACE EXPERIENCE LED BY VISIONARY FOUNDER Visionary space entrepreneur and innovator. Mikhail founded Momentus in 2017 with an idea to enable industrialization in space He has more than 20 years of experience in industries ranging from manufacturing and retail to space technologies. Mikhail started his first company at 19 years old as a physics student in Siberia in 1996 Before entering into the aerospace business, Mikhail founded and ran a chain of domestic merchandise retail stores, second in size only to Bed Bath & Beyond, successfully scaled and sold one of the largest consumer electronic retail chains as well as one of the biggest timber companies in the world Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 7

A future where humanity is equipped with all it needs to flourish throughout the solar system Provide the infrastructure services that support all industry beyond Earth Space economy worth ~$415B today and expected to grow to ~$1.4T 1 over the next decade Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 1. Wall street research and Space Foundation, The Space Report 8

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Momentus is the first mover in building transportation & infrastructure services in space. We are at the center of the commercialization of space and we believe that we are key to enabling the next industrial revolution Asteroid & Moon Mining Utilizing in situ resources for fuel and manufacturing Space Transportation Developing and operating extremely capable ( Δ V and power) space platforms, which can be used to transfer cargo in space Energy & Data Processing Paving the way for future in - space energy production for in - space applications such as data processing, manufacturing Manufactu r ing & Assembly Building extremely large next generation structures that could only exist in zero G Satellite as a Service Capable of hosting and providing power for customers’ payloads H20 In - Orbit Servicing Enabling full reusability for in - space vehicles through refueling, lifetime extensions and relocation of satellites, de - orbiting, repairing, and in - space assembly 9

Momentus makes access to space significantly more affordable by combining rideshare launch with low - cost last mile delivery through the hub and spoke model of space Arriving in space atop large reusable rockets like the Falcon 9, our transfer vehicles will carry customers' satellites to very specific, custom orbits. After final drop - off, our vehicles are expendable, but will be reusable in the future 4) Transfer vehicle deorbits or refuels and returns to initial orbit for reuse. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 10 ROCKET: FALCON - 9, NEW GLENN, ETC. MOMENTUS TRANSFER VEHICLE CUSTOMERS ' SATELLITES 3) Transfer vehicle delivers satellites to custom, final orbits 2 ) Transfer vehicle carrying satellites separates from the rocket 1) Rocket carries transfer vehicle with satellites to the initial orbit

Rideshare on large rocket and travel last mile with Vigoride transfer vehicle Rideshare to initial orbit and transfer with own propulsion system to final orbit Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 11 Dedicated small rocket launch to final orbit Price estimates for small satellites + + +

MOMENTUS TRANSFER VEHICLE HOSTED PAYLOAD Momentus provides a unique, low - cost, modular approach for hosting customers' payloads in space Our transfer vehicles are designed to move customers' payloads to a specific orbit and stay connected to provide continual power, orbit keeping, orientation and communication for the mission duration Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 12

Vigoride platform Traditional satellite platforms > 1kW of power and 1 - 2 km/sec delta - V capabilities Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 13

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Next generation Momentus reusable vehicles, designed to be capable of performing proximity maneuvers, docking and refueling, and equipped with robotic arms, are anticipated to be well - suited for the entire range of in - orbit services. The services will include refueling or life extension for larger spacecraft, relocation or deorbiting satellites, and conducting salvage missions and robotic operations, such as repair or in - orbit assembly Re - positioning Life Extension Refueling & Repairing D e orbiting 14

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Vigoride launch on Falcon 9 Vigoride launch on Falcon 9 Vigoride launch on Falcon - 9 Vigoride launch on Falcon - 9 >$90M 1 signed contracts Signed deal with Space - X $40M 1 signed contracts First Air Force contracts 50 people Venture round El Camino test flight First contract: Ardoride Demo First 10 people Seed round First patents filed YCombinator Demo Day First thruster fire Founder's investment First hire Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 15 1. Including non - binding options with deposits pre - paid

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. *NSR Small Satellite Markets, 6th Edition and Satellite Manufacturing and Launch Services, 9th Edition 16 spacecrafts into many orbits Mix of large, mid - sized and small rockets Super - large rockets launch the majority of the mass to space 2010 70 Satellites Mid - sized rockets launch mid - sized 2019 493 Satellites By 2030 10,000+ Satellites*

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 10 100 1000 10 000 100 000 $1,000 $10,000 $100,000 Rocket sizes vs. cost (cost per kg to LEO) 1 8,000 kg 16,000 kg 45,000 kg 150,000 kg Fal c o n - 9 2010 Rocket capacity to LEO, kg per kg New Glenn 2021 per kg Star s hip 2022 per kg Soyuz 2.1 1966 per kg ROCKETS ARE GETTING BIGGER AND CHEAPER 1. Public information and NSR Small Satellite Markets, 6th Edition and Satellite Manufacturing and Launch Services, 9th Edition 17

Smallsat to LEO TAM, ($M) 0 2018 2020 2022 2024 TAM and launched mass calculated based on data from NSR’s Small Satellite Markets, 6th Edition 20 0 ,000 1,5 0 0 15 0 ,000 1,000 10 0 ,000 50, 0 00 500 0 2018 2020 2022 2024 THE SMALLSAT MARKET IS EXPANDING RAPIDLY The number of launched smallsats (mass < 500 kg) grew 3 X over the last four years . Almost all smallsats aim for LEO, but applications for higher orbits are also emerging Smallsat Mass to LEO, (kg) Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 18

$40B 2018 2020 2022 2024 2026 $30B $20B $10B 0 Source: Stratistics Analysis SPACE TRANSPORTATION MARKET BEYOND GEOSYNCHRONOUS ORBIT GEOSYNCHRONOUS ORBIT VAN ALLEN BELT LOW EARTH ORBIT MEDIUM EARTH ORBIT VAN ALLEN BELT Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 19

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Capabilities 1 Up to 750 kg. Up to 4,000 kg. Up to 20,000 kg. Orbits LEO MEO/GEO/HEO/Lunar LEO/MEO/GEO/HEO Lunar, Deep Space Host Power Available Up to 1 kW Up to 10 kW Up to 100 kW Delta - V Up to 2 km/sec Up to 5 km/sec Up to 7 km/sec Space Transportation TAM Forecast 2 $1.5B $10B $37B 2020 2022 2024 1. Lower payload capacity for higher delta - V missions 2. NSR Small Satellite Markets, 6th Edition NSR Satellite Manufacturing and Launch Services, 9th Edition, and Stratistics. Does not include Satellite as a Service and In - Orbit Servicing 20

Throttleable • Can vary thrust and ISP to optimize the trip time MICROWAVE ELECTROTHERMAL (MET) TECHNOLOGY In l et Scaleable • Larger engines are even more efficient and have higher ISP Uses water as a propellant • Safe • Easy to test • Available in space High ISP • 2 to 5 times any chemical propulsion system • Efficient maneuvers in space Simple design uses off - the - shelf components • Low cost during manufacture • Low risk when making new design High thrust • 10 times higher than most electric propulsion • Results in faster trip times Our propulsion was built ground - up to be low - cost, efficient, low risk, safe, easy to refuel, reusable and scalable. The use of Microwave Electrothermal (“MET”) technology is the cornerstone that makes all our current services possible Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 21

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 22

▪ Significant momentum from rapidly expanding smallsat market seeking low cost and regular launch access to LEO ▪ Customers include satellite operators, satellite manufacturers, launch providers, defense primes and government agencies ▪ ~ $ 230 M in proposals submitted and / or under late - stage negotiation and ~ $ 880 M in ongoing conversations ▪ Pending awards from US Government and defense primes who have expressed strong interest in Momentus technology and / or Satellite as a Service ▪ Ardoride and Fervoride use - cases provide compelling cost/time advantages for deployment of megaconstellations ▪ Ongoing demand to be driven by maintenance of megaconstellations ~75% ~10% ~10% ~5% Satellite Operators Satellite Manufacturers US Government Non - US Government, Launchers and Other Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 1. Including non - binding options with deposits pre - paid 23

Vi g oride 1 5 8 16 24 30 38 47 Ardoride - - 1 2 6 11 17 22 Fervoride - - - - 1 4 8 12 Total 1 5 9 18 31 45 63 81 Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 24 Vi g oride - - 2 8 16 24 36 54 Ardoride - - - 1 2 8 16 24 Fervoride - - - - - 2 4 8 Total 2 9 18 34 56 86 Vi g oride - - - 2 6 26 52 88 Ardoride - - - - - 2 8 22 Fervoride - - - - - - - - Total 2 6 28 60 110

($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E Satellite Transportation Services $2 $19 $122 $435 $852 $1,089 $1,453 $1,717 Satellite as a Service - - 30 153 319 721 1,192 1,650 In - Orbit Services - - - 10 29 150 343 669 Revenue $2 $19 $152 $598 $1,200 $1,960 $2,987 $4,035 % Growth NM 809% 718% 293% 101% 63% 52% 35% Satellite Transportation Services ($2) $2 $42 $156 $399 $785 $1,030 $1,194 Satellite as a Service - - 21 70 158 505 796 1,031 In - Orbit Services - - - 5 16 108 254 471 Gross Profit % Margin ($2) NM $2 NM $63 42% $230 39% $573 48% $1, 3 98 71% $2, 0 80 70% $2, 6 96 67% ( – ) SG&A ( – ) R&D (8) (17) (15) (32) (21) (60) (27) (96) (36) (129) (46) (151) (59) (160) (76) (164) EBITDA % Margin ($27) NM ($45) NM ($18) NM $107 18% $409 34% $1, 2 01 61% $1, 8 61 62% $2, 4 55 61% ( – ) CapEx ($6) ($20) ($6) ($7) ($51) ($10) ($10) ($12) ( – ) Change in NWC 5 26 (11) 32 327 286 307 (27) ( – ) Income tax paid (unlevered) - - - (4) (84) (250) (389) (513) Unlevered Free Cash Flow ($ 2 8) ($ 3 9) ($ 3 5) $128 $601 $1,227 $1,769 $1,903 Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 25

The largest source of energy in the Solar System is the Sun. Every sq. ft. of surface in space gets 10 times more energy in space than on Earth Traditional photovoltaic solar panels are competitive in space only for smaller power uses. Solar - thermal systems using steam turbines and generators are more efficient at the hundreds of kW power level Adv a ntage s : • Lo w - cost • Scal a bi l ity • Radiation tolerance • Availability of technologies 100B 10B 1B 100M 10M 1M 1kW 1 0 kW 1 0 0kW 1MW 10MW 100MW 1GW $, Cost Power Vigoride Va loride Ardoride SOLAR POWER AND DATA CENTERS ARE POTENTIALLY A $1.4T OPPORTUNITY BY 2050¹ Fe rvoride SOLAR THERMAL STEAM TURBINES AND GENERATOR PHOTOVOLTAIC SOLAR PANELS Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 1. Management estimates 26 Solar Power

The abundance of water in asteroids, the Moon and Mars, and ease of extraction and storage position water as the first and primary extraterrestrial mined resource Iron and nickel as primary construction materials, as well as regolith for radiation shielding, will be used to build megastructures in space, including space solar power stations and permanent human space habitats Precious and rare metals, with several magnitudes larger concentrations in some types of asteroids, will be the main source of these metals for the industries of the future ASTEROID / MOON MINING IS POTENTIALLY A MASSIVE OPPORTUNITY $$$ H20 WATER MINING IN - SPACE MANUFACTURING PRECIOUS METALS Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 27

- First mover in providing in - space transportation & infrastructure services to the space economy - Rapid near - term expected growth driven by disruptive tailwinds in commercial space Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 28 - Breakthrough water - based propulsion technology - Significant customer traction and deep integration with industry leaders - Clear path to profitability and >$1B in EBITDA - Massive long - term growth opportunities beyond current business plan - Well - seasoned team with experience in aerospace, propulsion and robotics piloted by visionary leader and innovator

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 29

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Note: Assumes no redemptions from SPAC investors. 1. Includes $10M sponsor co - investment 2. Includes 113.0m Momentus rollover shares, 16.5m PIPE shares, 1.0m sponsor co - investment shares, 3.4m SPAC sponsor shares (2.9m founder shares and 0.5m private placement units) and 17.3m SPAC investors shares. 3. Estimated net cash on Momentus balance sheet at close of ~$29M, inclusive of options exercise Existing S hareholders 75% PIPE (incl. Sponsor Co - investment) 12% SPAC Investors 11% SPAC Sponsors 2% Sources Amount % PIPE Equity 1 175 12% Total Sources $1,478 100% Existing Momentus Shareholders $1,130 76% Cash to Balance Sheet 283 19% Cash to Existing Shareholders 30 2% Estimated Fees & Expenses 35 2% Total Uses $ 1 ,478 100% Amount Existing Momentus Shareholders $1,130 76% PF Shares Outstanding 2 151.2 SPAC Cash in Trust 173 12% Share Price $10.00 PF Equity Value (+) Assumed PF Net Cash 3 $1, 5 12 (312) PF Enterprise Value to Market $1,200 Uses Amount % 30

100.6% 63.4% 77.2% 24.7% 3.2% 1.1% 10.0% 9.9% 6.4% 6.0% 5.9% 5.8% 4.5% Median: 2.2% Median: 6.0% 282.8% 193.8% NM 20.7% 12.3% 4.2% 26.3% 22.2% 19.4% 12.1% 6.3% 6.0% 3.2% Median: 8.3% Median: 12.1% 34.1% 61.3% 30.8% 29.8% 14.0% 7.3% 24.0% 20.9% 15.6% 13.0% 11.6% 10.8% Median: 10.6% Median: 14.3% 14.3% ’24E ’25E ’24E ’25E ’24E ’25E ’24E ’25E ’24E ’25E ’24E ’25E ‘21E - 22E Revenue Growth Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Source: Company management, FactSet and Wall Street projections as of October 2, 2020 31 ‘21E - 22E Revenue Growth ‘21E - 22E EBITDA Growth ‘21E - 22E EBITDA Growth ’21E EBITDA Margin ’21E EBITDA Margin

2.9x 1.0x 35.7x 29.6x 10.9x 10.7x 16.1x 13.0x 12.1x 10.9x 9.3x 9.1x 8.0x Median: 10.8x Median: 10.9x 1.0x 0.6x 1.5x 0.8x 2.3x 2.2x 1.9x 1.9x 1.7x 1.1x 1.0x Median: 1.2x Median: 1.9x ’24E ’25E ’24E ’25E ’24E ’25E ’24E Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Source: Company management, FactSet and Wall Street projections as of October 2, 2020 32 ’25E (@$1.2B PF Ent. Value) 11.0x 8.8x

$1,200 $5,212 $4,344 $6,371 $7,239 2025E EBITDA at 9.0x – 11.0x Multiple +/ - 25% 2025E EBITDA at 10.0x Multiple ~80% Discount To Relative Value Enterprise Value Discounted Back 4 Years at 20% Discount Rate Pro Forma Enterprise Value ▪ Applies a range of multiples to Momentus’ 2025E EBITDA to arrive at an implied future EV. The future EV is discounted 4 years back to December 31, 2020 at 20% to arrive at an implied discounted EV ▪ The applied range of multiples is centered around the median of Momentus’ peer group (~10.0x), with sensitivity built on both high and low ends ▪ 2025E projected financials - based valuation is the appropriate approach given Momentus’ significant revenue growth and ramp to steady - state EBITDA margins of ~60% Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. 33